SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1933

April 17, 2003

Date of Report (date of earliest event reported)

Artisan Components, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-23649	77-0278185

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

141 Caspian Court

Sunnyvale, CA 94089

(Address of principal executive offices)

(408) 734-5600

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description
99.1	Press Release dated April 17, 2003

ITEM 9.    REGULATION FD DISCLOSURE

On April 17, 2003, Artisan Components, Inc. issued a press release announcing its earnings for the second quarter of fiscal 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2003

ARTISAN COMPONENTS, INC.

By:	/S/ MARK R. TEMPLETON

Mark R. Templeton President & Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated April 17, 2003